SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2017 (December 30, 2016)

EBIX, INC.

(Exact name of registrant

as specified in its charter)

Delaware	0-15946	77-0021975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Ebix Way, Johns Creek, Georgia		30097
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (678) 281-2020

(Former name or former address, if changed since last report.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers: Election of Directors: Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

On December 30, 2016, the Board of Directors of Ebix, Inc. appointed Sean T. Donaghy as the Company’s Chief Financial Officer effective January 3, 2017. Mr. Donaghy, age 51, joined Ebix on September 15, 2006 as a Controller and in April 2014 he was named Chief Accounting Officer. Mr. Donaghy has over 26 years of accounting experience, including 21 years in a management capacity and 16 years of financial reporting for public software companies.

Robert Kerris, who has been the Company’s Chief Financial Officer since October 2007, has been appointed to the position of EVP-Corporate Officer of Mergers & Acquisitions and Special Projects.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBIX, INC.

By:	/s/ Robin Raina
Robin Raina Chief Executive Officer

January 3, 2017